SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                February 11, 2003
              ---------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware               1-16619                   73-1612389
       --------------    ------------------------      -------------------
         (State of       (Commission File Number)        (IRS Employer
       Incorporation)                                  Identification No.)


             Kerr-McGee Center
          Oklahoma City, Oklahoma                           73125
  ----------------------------------------                ----------
  (Address of principal executive offices)                (Zip Code)



                                 (405) 270-1313
                        --------------------------------
                         (Registrant's telephone number)




Item 9.   Regulation FD Disclosure
               On February 11, 2003, Kerr-McGee Corporation issued a press release announcing that it will provide a live internet link of its security analyst meeting on Wednesday, February 19, 2003, from 8:45 a.m. (ET) to approximately 1:00 p.m. (ET). The meeting will include presentations by the company's senior management team and will cover the financial and operating outlook for 2003. Interested parties may listen to the analyst meeting via Kerr-McGee's website at www.kerr-mcgee.com. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

          99.1 Press Release dated February 11, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                          KERR-MCGEE CORPORATION


                                               By: (John M. Rauh)
                                                   -----------------------------
                                                   John M. Rauh
                                                   Vice President and Controller

Dated: February 12, 2003